UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 27, 2023
 _____________________
Novan, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4020 Stirrup Creek Drive, Suite 110, Durham, North Carolina 27703
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVNQ	NONE
(1) Novan, Inc. Common Stock was previously traded on the Nasdaq Capital Market under the symbol “NOVN.” On July 26, 2023, Novan, Inc. Common Stock began trading exclusively on the over-the-counter (“OTC”) market under the symbol “NOVNQ.” On September 8, 2023, Nasdaq filed a Form 25 with the United States Securities and Exchange Commission to complete the delisting of Novan, Inc. Common Stock from Nasdaq, and the delisting became effective ten days after the Form 25 was filed.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.
Sale of R&D Business and Sitavig
As previously disclosed, on July 17, 2023, Novan, Inc. (the “Company”) and its wholly owned subsidiary, EPI Health, LLC (“EPI Health”) filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The cases are being administered jointly under the caption In re: Novan, Inc. et al, Case No. 23-10937 (the “Chapter 11 Case”).
As previously disclosed, on September 1, 2023, the Company and EPI Health entered into an amended and restated asset purchase agreement with Ligand Pharmaceuticals Incorporated (“Ligand”) for the purchase of substantially all of the assets related to the Company’s R&D business and the assets related to Sitavig® (acyclovir 50mg buccal tablets) owned by EPI Health and assumption of certain liabilities for $12.15 million in cash at closing (the “A&R Asset Purchase Agreement”). A copy of the A&R Asset Purchase Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on September 7, 2023, which is incorporated herein by reference.
On September 12, 2023, the Bankruptcy Court entered an order approving the A&R Asset Purchase Agreement, including the assignment and assumption of certain contracts, as provided for in the A&R Asset Purchase Agreement.
On September 27, 2023, the Company and Ligand consummated the transactions contemplated by the A&R Asset Purchase Agreement, thereby completing the disposition of the aforementioned assets.
Cautionary Information Regarding Trading in the Company’s Securities
The Company cautions that trading in the Company’s securities (including, without limitation, the Company’s common stock) during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. The Company expects that the currently outstanding shares of its common stock will be eventually cancelled and extinguished by the Bankruptcy Court. The holders of the Company’s common stock are not expected to receive any proceeds from the sale of substantially all of the Company’s assets due to the Company’s obligations to creditors and others. As a result, the Company expects that its currently outstanding stock may have little or no value. Trading prices for the Company’s common stock may bear little or no relation to actual recovery, if any, by holders thereof in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.
Cautionary Statement Regarding Forward-Looking Statements
This Form 8-K includes statements that are, or may be deemed, “forward-looking statements.” In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. These forward-looking statements reflect the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to significant risks, uncertainties and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the SEC, including in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2022 and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Any forward-looking statements that we make in this Form 8-K speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this Form 8-K or to reflect the occurrence of unanticipated events.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Concurrent with and subject to the closing of the transaction described in Item 2.01, Mr. John M. Gay, Chief Financial Officer and Secretary, resigned from certain officer positions within the Company. This action was in connection with the transactions described in Item 2.01 and not based on any disagreement with the Company regarding its operations, policies or practices.
The Company and EPI Health terminated the employment of all employees in connection with the transactions described in Item 2.01, including the employment of Mr. Gay and that of Ms. Paula Brown Stafford, Chairman, President and Chief Executive Officer of the Company, and Mr. John A. Donofrio, Chief Operating Officer of the Company. Ms. Stafford and Mr. Donofrio are expected to continue to provide services to the Company and EPI Health and will retain their roles as officers thereof.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: September 27, 2023	By:	/s/ Paula Brown Stafford
Paula Brown Stafford
Chairman, President and Chief Executive Officer